Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of MC Shipping Inc. (the “Company”) on Form 10-Q for the period ending
September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

Each of the undersigned, the Chief Executive officer and the Chief Financial officer of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2003, that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2005	/S/ ANTONY CRAWFORD

Antony Crawford
Chief Executive Officer

November 10, 2005	/S/ DOMINIQUE SERGENT

Dominique Sergent
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MC Shipping Inc. and will be retained by MC Shipping Inc. and furnished to the Securities Exchange Commission or its staff upon request.

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